Exhibit 10.17

TRANSITION AGREEMENT AND RELEASE

This Transition Agreement and Release (“Transition Agreement”) is made by and between William Koefoed (“Executive” or “Mr. Koefoed”), OneStream, Inc. (“Parent”) and OneStream Software LLC (“Company” and together with Parent, “OneStream”) (collectively referred to as the “Parties” or individually referred to as a “Party”).

RECITALS

WHEREAS, Executive currently serves as OneStream’s Chief Financial Officer;

WHEREAS, Executive signed a Confirmatory Employment Letter with Parent effective June 20, 2024 (the “Employment Agreement”), and a participation agreement under the Parent Executive Change in Control and Severance Policy (the “Severance Agreement”);

WHEREAS, Executive signed an At-Will Employment, Confidential Information, Invention Assignment and Arbitration Agreement with the Company dated September 28, 2019 (the “Confidentiality Agreement”);

WHEREAS, Executive previously was granted awards of stock options (“2024 Plan Stock Options”) and restricted stock units of Parent, in each case, that are outstanding as of the date hereof (each, a “Parent Equity Award”) subject to the terms and conditions of Parent’s 2024 Equity Incentive Plan and any award agreement memorializing the Parent Equity Awards (the plan and award agreements together, the “Parent Equity Agreements”);

WHEREAS, the Executive previously was granted options to purchase common units of Company pursuant to the OneStream Software LLC 2019 Common Unit Option Plan (together with the 2024 Plan Stock Options, the “OneStream Stock Options”) and Executive was previously granted Company incentive units (each, “Company Equity Awards” and plan, along with the option agreements and Company incentive units, the “Company Equity Agreements”); and

WHEREAS, the Parties have agreed that Executive will separate from employment with Parent and the Company effective April 1, 2026, and desire to enter into this Transition Agreement to provide an orderly transition of Executive’s duties and responsibilities through Executive’s last day of employment.

NOW, THEREFORE, in consideration of the mutual promises made herein, the Parties hereby agree as follows:

COVENANTS

1.
Consideration.
a.
Transition Period.
i.
Until December 31, 2025, Executive will continue to serve in the role of Chief Financial Officer of OneStream and carry out all duties and responsibilities associated with that role and any other duties and responsibilities reasonably assigned to him by OneStream’s Chief Executive Officer (the “CEO”) or Parent’s Board of Directors (the “Board”), and be employed with OneStream on the terms set forth in this Transition Agreement and the Employment Agreement.
ii.
As of December 31, 2025, the Executive hereby resigns as an officer of Parent and as an officer and director of all of the subsidiaries and affiliates of Parent and the Company, and agrees to undertake an orderly transition of his duties in those roles. As part of his orderly transition, the

Executive agrees to execute any documents or other forms necessary to effectuate or document his resignation as a matter of local, state, federal, or international law and to take any further steps to effectuate the foregoing resignations in accordance with the instructions of the Board.
iii.
For the period from January 1, 2026 through April 1, 2026 or, if earlier, the date Executive’s employment terminates (the actual date that Executive’s employment with OneStream terminates, the “Actual Separation Date”), Mr. Koefoed will continue his employment with OneStream in a non-executive capacity in the role of Senior Advisor reporting to the CEO. Associated with his Senior Advisor role, Mr. Koefoed will be expected to effectively transition Mr. Koefoed’s knowledge, duties and responsibilities to the Interim Chief Financial Officer (the “Interim CFO”) and advise on matters requested by the Board, CEO or Interim CFO. As Senior Advisor, Mr. Koefoed will only attend meetings as reasonably requested by OneStream.
iv.
Until his Actual Separation Date, Executive will continue to receive Executive’s regular base salary as in effect as of December 31, 2025, be eligible to receive a bonus under the Company’s 2025 bonus plan on the same terms as in effect as of December 31, 2025, be eligible to participate in then-available Company benefit plans as a full time employee, and vest in the outstanding Parent Equity Awards and Company Equity Awards, subject to the terms and conditions of the Parent Equity Agreements and the Company Equity Agreements, as applicable.
v.
Nothing in this Transition Agreement alters Executive’s at-will employment with OneStream until the Actual Separation Date. As a result, Executive is free to terminate Executive’s employment at any time, for any reason or for no reason, and the Company is free to terminate Executive’s employment at any time, for any reason or for no reason. If (1) Executive’s employment is terminated without Cause (as defined in the Severance Agreement) prior to April 1, 2026, (2) Executive returns all OneStream property on or before the Actual Separation Date and (3) Executive timely signs and returns the Confirmatory Release Agreement (as defined below) to OneStream, Executive will receive the compensation and benefits that Executive otherwise would have received had he remained employed through April 1, 2026 (collectively, the “Potential Severance”), which constitute: (w) the balance of Executive’s base salary through April 1, 2026, payable in regular installments, less applicable withholding, (x) any unpaid portion of Executive’s bonus under OneStream’s 2025 bonus plan as if Executive remained employed through the bonus payment date, less applicable withholding, (y) reimbursement for COBRA premiums for Executive and his eligible dependents through April 1, 2026, subject to Executive timely electing and remaining eligible for COBRA coverage, and (z) immediate vesting of the outstanding Parent Equity Awards and Company Equity Awards that, in each case, otherwise would have vested through April 1, 2026 subject to the terms and conditions of the Parent Equity Agreements and the Company Equity Agreements, as applicable.
b.
Confirmatory Release Agreement. In exchange for (i) the Potential Severance and/or (ii) the extension of time to exercise vested OneStream Stock Options until December 31, 2026 (subject to earlier termination in accordance with a change in control or similar transaction in accordance with the applicable Parent Equity Agreements or Company Equity Agreements ) (such benefit under clause (ii), the “Option Exercise Benefit”), Executive agrees to execute the Confirmatory Release Agreement attached hereto as Exhibit A (the “Confirmatory Release Agreement”) within the time period set forth therein, which agreement will serve to cover the time period from the Transition Agreement Effective Date (as defined below) through the Confirmatory Release Effective Date (as defined in the Confirmatory Release Agreement) and cover claims not released herein; provided, however, the Parties agree to modify the Confirmatory Release Agreement to comply with any new laws that become applicable prior to the Actual Separation Date. Executive agrees that Executive cannot sign the Confirmatory Release Agreement prior to the Actual Separation Date. Further, Executive understands and agrees that Executive will only be entitled to the Potential Severance and Option Exercise Benefit, as applicable, if Executive signs and does not revoke the Confirmatory Release Agreement within the time allotted in this Section 1.b.
c.
Acknowledgment. Executive hereby acknowledges that without this Transition Agreement, Executive is not otherwise entitled to the consideration listed in this Section 1.
2.
Release of Claims. Executive agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Executive by the Company and the Parent, their parents and subsidiaries, and their current and former: officers, directors, employees, agents, investors, attorneys, shareholders, administrators, affiliates, benefit plans, plan administrators, professional employer organization or co-employer, insurers, trustees, divisions, parents, subsidiaries, predecessor and successor corporations, and assigns (collectively, the “Releasees”). Executive, on Executive’s own behalf and on behalf of Executive’s respective heirs, family members, executors, agents, and assigns, hereby and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, demand, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Executive may possess against any of the Releasees arising from any omissions, acts, facts, or damages without limitation:
a.
any and all claims relating to or arising from Executive’s relationship with Parent, the Company or any of their subsidiaries and the termination of that relationship;
b.
any and all claims relating to, or arising from, Executive’s right to purchase, or actual purchase, or ownership, of shares of stock or other equity interests of Parent, the Company or any of their subsidiaries, including, without limitation, any claims for fraud, misrepresentation, breach of fiduciary duty, breach of duty under applicable state corporate law, and securities fraud under any state or federal law;
c.
any and all claims under the law of any jurisdiction, including, but not limited to, wrongful discharge of employment, constructive discharge from employment, termination in violation of public policy, discrimination, harassment, retaliation, breach of contract (both express and implied), breach of covenant of good faith and fair dealing (both express and implied), promissory estoppel, negligent or intentional infliction of emotional distress, fraud, negligent or intentional misrepresentation, negligent or intentional interference with contract or prospective economic advantage, unfair business practices, defamation, libel, slander, negligence, personal injury, assault, battery, invasion of privacy, false imprisonment, conversion, and disability benefits;
d.
any and all claims for violation of any federal, state, or municipal statute, including, but not limited to, the following, each as may be amended, and except as prohibited by law: Title VII of the Civil Rights Act of 1964, the Civil Rights Act of 1991, the Rehabilitation Act of 1973, the Americans with Disabilities Act of 1990, the Equal Pay Act, the Fair Labor Standards Act, the Fair Credit Reporting Act, the Employee Retirement Income Security Act of 1974, the Worker Adjustment and Retraining Notification Act, the Family and Medical Leave Act, the Immigration Reform and Control Act, the Michigan Elliott-Larsen Civil Rights Act; the Michigan Workforce Opportunity Wage Act; the Michigan Persons With Disabilities Civil Rights Act; the Michigan Whistleblowers’Protection Act; the Michigan Payment of Wages and Fringe Benefits Act; the Michigan Occupational Safety and Health Act; the Michigan Social Security Number Privacy Act; the Michigan Bullard-Plawecki Employee Right to Know Act; the Michigan Sales Representatives Commission Act; the Michigan Internet Privacy Protection Act; and the Michigan Persons with Disabilities Civil Rights Act;
e.
any and all claims for violation of the federal or any state constitution;

f.
any and all claims arising out of any other laws and regulations relating to employment or employment discrimination;
g.
any claim for any loss, cost, damage, or expense arising out of any dispute over the nonwithholding or other tax treatment of any proceeds received by Executive from the Parent, the Company or any of their subsidiaries; and
h.
any and all claims for attorneys’ fees and costs.

Executive agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to any obligations incurred under this Transition Agreement. This release does not release claims that cannot be released as a matter of law. Any and all disputed wage claims that are released herein shall be subject to binding arbitration in accordance with this Transition Agreement, except as required by applicable law. This release does not extend to any right Executive may have to unemployment compensation benefits or workers’ compensation benefits. For the avoidance of doubt, this Transition Agreement does not relinquish any rights Executive has to indemnification pursuant to the Indemnification Agreement he previously executed with Parent and the Company (the “Indemnification Agreement”) or as otherwise available under applicable law, including any rights to indemnification pursuant to ongoing litigation involving OneStream and you as parties as of the date hereof.

3.
Acknowledgment of Waiver of Claims under ADEA. Executive understands and acknowledges that Executive is waiving and releasing any rights Executive may have under the Age Discrimination in Employment Act of 1967 (“ADEA”), and that this waiver and release is knowing and voluntary. Executive understands and agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the date Executive signs this Transition Agreement. Executive understands and acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Executive was already entitled. Executive further understands and acknowledges that Executive has been advised by this writing that: (a) Executive should consult with an attorney prior to executing this Transition Agreement; (b) Executive has had more than twenty-one (21) days within which to consider this Transition Agreement; (c) Executive has seven (7) days following Executive’s execution of this Transition Agreement to revoke this Transition Agreement; (d) this Transition Agreement shall not be effective until after the revocation period has expired; and (e) nothing in this Transition Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law. Executive acknowledges and understands that revocation must be accomplished by a written notification to the Company’s and Parent’s undersigned that is received prior to the Transition Agreement Effective Date. The Parties agree that changes, whether material or immaterial, do not restart the running of the 21-day period.
4.
Payment of Compensation and Receipt of All Benefits. Executive acknowledges and represents that the Company and Parent have paid or provided all salary, wages, bonuses, vacation/paid time off, premiums, leaves, housing allowances, relocation costs, interest, severance, outplacement costs, fees, reimbursable expenses, commissions, stock, equity awards, vesting, and any and all other benefits and compensation due to Executive and that he is not otherwise eligible to receive any additional compensation beyond what is set forth in Section 1.

5.
Benefits. Executive’s health insurance benefits shall cease on the Actual Separation Date, subject to Executive’s right to continue Executive’s health insurance under COBRA. Executive’s participation in all benefits and incidents of employment, including, but not limited to, vesting in Parent or Company equity awards, and the accrual of bonuses, vacation, and paid time off, ceased as of the Actual Separation Date.
6.
No Pending or Future Lawsuits. Executive represents that, with respect to the claims released herein, Executive has no lawsuits, claims, or actions pending in Executive’s name, or on behalf of any other person or entity, against Parent, the Company or any of the other Releasees. Executive also represents that Executive does not intend to bring any claims on Executive’s own behalf or on behalf of any other person or entity against the Company, the Parent, or any of the other Releasees.
7.
Arbitration. THE PARTIES AGREE THAT ANY AND ALL DISPUTES ARISING OUT OF THE TERMS OF THIS TRANSITION AGREEMENT, THEIR INTERPRETATION, EXECUTIVE’S EMPLOYMENT WITH THE COMPANY OR THE TERMS THEREOF, AND ANY OF THE MATTERS HEREIN RELEASED, SHALL BE SUBJECT TO BINDING ARBITRATION UNDER THE FEDERAL ARBITRATION ACT (THE “FAA”). THE FAA’S SUBSTANTIVE AND PROCEDURAL RULES SHALL GOVERN AND APPLY TO THIS ARBITRATION AGREEMENT WITH FULL FORCE AND EFFECT, AND ANY STATE COURT OF COMPETENT JURISDICTION MAY STAY PROCEEDINGS PENDING ARBITRATION OR COMPEL ARBITRATION IN THE SAME MANNER AS A FEDERAL COURT UNDER THE FAA. EXECUTIVE AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, EXECUTIVE MAY BRING ANY SUCH ARBITRATION PROCEEDING ONLY IN EXECUTIVE’S INDIVIDUAL CAPACITY. ANY ARBITRATION WILL OCCUR IN THE COUNTY IN THE STATE OF MICHIGAN WHERE EXECUTIVE PERFORMED WORK FOR THE COMPANY, BEFORE JAMS, PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (“JAMS RULES”), EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION. THE PARTIES AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION, AND MOTIONS TO DISMISS AND DEMURRERS, APPLYING THE STANDARDS SET FORTH UNDER THE MICHIGAN CIVIL RULES. THE PARTIES AGREE that the arbitrator shall issue a written decision on the merits. THE PARTIES ALSO AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES AVAILABLE UNDER APPLICABLE LAW, AND THAT THE ARBITRATOR MAY AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, WHERE PERMITTED BY APPLICABLE LAW. THE ARBITRATOR MAY GRANT INJUNCTIONS AND OTHER RELIEF IN SUCH DISPUTES. THE ARBITRATOR SHALL APPLY SUBSTANTIVE MICHIGAN LAW TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO ANY CONFLICT-OF-LAW PROVISIONS OF ANY JURISDICTION. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE, AND BINDING ON THE PARTIES TO THE ARBITRATION. THE PARTIES AGREE THAT THE PREVAILING PARTY IN ANY ARBITRATION SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE THE ARBITRATION AWARD. THE PARTIES TO THE ARBITRATION SHALL EACH PAY AN EQUAL SHARE OF THE COSTS AND EXPENSES OF SUCH ARBITRATION, AND EACH PARTY SHALL SEPARATELY PAY FOR ITS RESPECTIVE COUNSEL FEES AND EXPENSES; PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, EXCEPT AS PROHIBITED BY LAW. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. NOTWITHSTANDING THE FOREGOING, THIS SECTION WILL NOT PREVENT EITHER PARTY FROM SEEKING INJUNCTIVE RELIEF (OR ANY OTHER PROVISIONAL REMEDY) FROM ANY COURT HAVING JURISDICTION OVER THE PARTIES AND THE SUBJECT MATTER OF THEIR DISPUTE

RELATING TO THIS TRANSITION AGREEMENT AND THE AGREEMENTS INCORPORATED HEREIN BY REFERENCE. SHOULD ANY PART OF THE ARBITRATION AGREEMENT CONTAINED IN THIS PARAGRAPH CONFLICT WITH ANY OTHER ARBITRATION AGREEMENT BETWEEN THE PARTIES, THE PARTIES AGREE THAT THIS ARBITRATION AGREEMENT SHALL GOVERN.
8.
Unknown Claims. Executive acknowledges that Executive has been advised to consult with legal counsel and that Executive is familiar with the principle that a general release does not extend to claims that the releaser does not know or suspect to exist in Executive’s favor at the time of executing the release, which, if known by Executive, must have materially affected Executive’s settlement with the releasee. Executive, being aware of said principle, agrees to expressly waive any rights Executive may have to that effect, as well as under any other statute or common law principles of similar effect.
9.
No Admission of Liability. Executive understands and acknowledges that this Transition Agreement constitutes a compromise and settlement of any and all actual or potential disputed claims by Executive covered by the release set forth in Sections 2 and 3 above. No action taken by Parent or the Company, either previously or in connection with this Transition Agreement, shall be deemed or construed to be (a) an admission of the truth or falsity of any actual or potential claims or (b) an acknowledgment or admission by Parent or the Company of any fault or liability whatsoever to Executive or to any third party. For the avoidance of doubt, this Transition Agreement does not relinquish any rights Executive has to indemnification pursuant to the Indemnification Agreement or as otherwise available under applicable law.
10.
Costs. The Parties shall each bear their own costs, attorneys’ fees, and other fees incurred in connection with the preparation of this Transition Agreement.
11.
Authority. Parent and the Company each represent and warrant that the undersigned has the authority to act on behalf of Parent or the Company (as applicable) and to bind Parent or the Company (as applicable) to the terms and conditions of this Transition Agreement. Executive represents and warrants that Executive has the capacity to act on Executive’s own behalf and on behalf of all who might claim through Executive to bind them to the terms and conditions of this Transition Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.
12.
Protected Activity. Executive understands that nothing in this Transition Agreement shall in any way limit or prohibit Executive from engaging in any Protected Activity. “Protected Activity” includes: (i) filing and/or pursuing a charge, complaint, or report with, or otherwise communicating, cooperating, or participating in any investigation or proceeding that may be conducted by any federal, state or local government agency or commission, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, and the Occupational Safety and Health Administration (“Government Agencies”); and/or (ii) discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Executive has reason to believe is unlawful. Notwithstanding the foregoing, Executive agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any Company or Parent trade secrets, proprietary information, or confidential information that does not involve unlawful acts in the workplace or the activity otherwise protected herein. Executive further understands that Protected Activity does not include the disclosure of any Company or Parent attorney-client privileged communications or attorney work product. In addition, pursuant to the Defend Trade Secrets Act of 2016, Executive is notified that an individual will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that (i) is made in confidence to a federal, state, or local government official (directly or indirectly) or to an attorney solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if (and only if) such filing is made under seal. In addition, an individual who files a lawsuit for retaliation by an employer for reporting a suspected violation of law may disclose the trade secret to the individual’s attorney and use the trade secret information in the court proceeding, if the individual files any document containing the trade secret under seal and does not disclose the trade secret, except pursuant to court order. Finally, nothing in this Transition Agreement constitutes a waiver of any rights Executive may have under the Sarbanes-Oxley Act.
13.
Nondisparagement. Subject to the Protected Activity provision above, Executive agrees to refrain from any disparagement, defamation, libel, or slander of any of the Releasees, and agrees to refrain from any tortious interference with the contracts and relationships of any of the Releasees. The Company and Parent agree to instruct the members of their boards of directors and their C-suite executives to not disparage Executive for so long as such board members or executives remain employed by the Company or Parent (as applicable).
14.
Access to Counsel; No Other Representations. Executive represents that Executive has had an opportunity to consult with an attorney, and has carefully read and understands the scope and effect of the provisions of this Transition Agreement. Executive has not relied upon any representations or statements made by the Company that are not specifically set forth in this Transition Agreement.
15.
Attorneys’ Fees. If any Party brings an action to enforce or effect its rights under this Transition Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, and reasonable attorneys’ fees incurred in connection with such an action.
16.
Entire Agreement. This Transition Agreement represents the entire agreement and understanding between the Parties concerning the subject matter of this Transition Agreement and Executive’s employment with and termination from OneStream and the events leading thereto and associated therewith, and supersedes and replaces any and all prior agreements and understandings concerning the subject matter of this Transition Agreement and Executive’s relationship(s) with OneStream, including the Severance Agreement, but with the exception of the Employment Agreement (as modified by this Transition Agreement), the Confidentiality Agreement, the Parent Equity Agreements and Company Equity Agreements (in each case, except as amended hereby), the Indemnification Agreement and Parent’s Compensation Recovery Policy, as it may be hereinafter amended to comply with applicable law (the “Clawback Policy”).
17.
Breach. In addition to the rights provided in Section 6 above, Executive acknowledges and agrees that any breach of this Transition Agreement or of the Confidentiality Agreement shall entitle the Company immediately to recover and/or cease providing the consideration provided to Executive under this Transition Agreement and the Confirmatory Release and to obtain damages, except as provided by law.
18.
Governing Law and No Oral Modification. This Transition Agreement shall be governed by the laws of the State of Michigan, without regard for choice-of-law provisions. This Transition Agreement may only be amended in a writing signed by Executive and the Chief Executive Officer of OneStream.
19.
Transition Agreement Effective Date. Executive understands that this Transition Agreement shall be null and void if not executed by Executive within twenty-one (21) calendar days after Executive’s receipt of the Transition Agreement. In the event Executive signs this Transition Agreement and returns it to OneStream in less than the period identified above, Executive hereby acknowledges that Executive has knowingly and voluntarily chosen to waive the time period allotted for considering this Transition Agreement. Each Party has seven (7) days after that Party signs this Transition Agreement to revoke it. This Transition Agreement will become effective on the eighth (8th) day after Executive signed this Transition Agreement, so long as it has been signed by the Parties and has not been revoked by either Party before that date (the “Transition Agreement Effective Date”).
20.
Severability and Counterparts. If any provision or any portion of any provision hereof or any surviving agreement made a part hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Transition Agreement shall continue in full force and effect without said provision or portion of provision. This Transition Agreement may be executed in counterparts and each counterpart shall be deemed an original and all of which counterparts taken together shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned. The counterparts of this Transition Agreement may be executed and delivered by facsimile, photo, email PDF, or other electronic transmission or signature.
21.
Voluntary Execution of Agreement. Executive understands and agrees that Executive has executed this Transition Agreement voluntarily, without any duress or undue influence on the part or behalf of the Company, the Parent, or any third party, with the full intent of releasing his claims against Parent, the Company and any other Releasees as set forth herein.

(intentionally blank; signature page follows)

IN WITNESS WHEREOF, the Parties have executed this Transition Agreement on the respective dates set forth below.

EXECUTIVE, an individual

Dated:	December 31, 2025	/s/ William Koefoed
William Koefoed

PARENT

Dated:	December 29, 2025	/s/ Tom Shea
By: Tom Shea
Its: Chief Executive Officer

COMPANY

Dated:	December 29, 2025	/s/ Tom Shea
By: Tom Shea
Its: Chief Executive Officer

[Signature Page to Transition Agreement]

EXHIBIT A

CONFIRMATORY RELEASE AGREEMENT

This Confirmatory Release Agreement (the “Agreement”) is made by and between the Parties. The terms contained herein shall have the meaning set forth in the Transition Agreement unless otherwise defined herein.

RECITALS

WHEREAS, Executive’s employment with OneStream terminated effective (the “Separation Date”);

WHEREAS, the Parties wish to resolve any and all disputes, claims, complaints, grievances, charges, actions, petitions, and demands that the Executive may have against the Company, the Parent, and any of the Releasees as defined below, including, but not limited to, any and all claims arising out of or in any way related to Executive’s relationship(s) with the Company or Parent or the end of such relationship(s); and

NOW, THEREFORE, in consideration of the mutual promises made herein, the Parties hereby agree as follows:

COVENANTS

1.
Consideration. In consideration of Executive’s execution and non-revocation (pursuant to Section 3 herein) of this Agreement and Executive’s fulfillment of all of its terms and conditions, Parent agrees to provide the Executive with the Potential Severance pursuant to Section 1.a.iv. of the Transition Agreement and/or the Option Exercise Benefits.
2.
Release of Claims. Executive agrees that the foregoing consideration represents settlement in full of all outstanding obligations owed to Executive by the Company and the Parent, their parents and subsidiaries, and their current and former: officers, directors, employees, agents, investors, attorneys, shareholders, administrators, affiliates, benefit plans, plan administrators, professional employer organization or co-employer, insurers, trustees, divisions, parents, subsidiaries, predecessor and successor corporations, and assigns (collectively, the “Releasees”). Executive, on Executive’s own behalf and on behalf of Executive’s respective heirs, family members, executors, agents, and assigns, hereby and forever releases the Releasees from, and agrees not to sue concerning, or in any manner to institute, prosecute, or pursue, any claim, complaint, charge, duty, obligation, demand, or cause of action relating to any matters of any kind, whether presently known or unknown, suspected or unsuspected, that Executive may possess against any of the Releasees arising from any omissions, acts, facts, or damages that have occurred up until and including the date Executive signs this Agreement, including, without limitation: including, but not limited to, the following: (a) claims arising under the federal or any state constitution; (b) claims for breach of contract, breach of public policy, physical or mental harm or distress; (c) any claim for attorneys’ fees and costs; (d) any and all claims relating to, or arising from, Executive’s right to purchase, or actual purchase of, shares of stock of Parent; and (e) any and all other claims arising from Executive’s employment relationship with the Company or the termination of that relationship. Executive agrees that, with respect to the claims released herein, Executive will not file any legal action asserting any such claims. Executive agrees that the release set forth in this section shall be and remain in effect in all respects as a complete general release as to the matters released. This release does not extend to: (i) any obligations incurred under this Agreement; or (ii) claims that cannot be released as a matter of law. For the avoidance of doubt, this Agreement does not relinquish any rights Executive has to Executive’s Indemnification Agreement or as otherwise available under applicable law, including any rights to indemnification pursuant to ongoing litigation involving OneStream and you as parties as of the date hereof.

3.
Acknowledgment of Waiver of Claims under ADEA. Executive understands and acknowledges that Executive is waiving and releasing any rights Executive may have under the Age Discrimination in Employment Act of 1967 (“ADEA”), and that this waiver and release is knowing and voluntary. Executive understands and agrees that this waiver and release does not apply to any rights or claims that may arise under the ADEA after the date Executive signs this Agreement. Executive understands and acknowledges that the consideration given for this waiver and release is in addition to anything of value to which Executive was already entitled. Executive further understands and acknowledges that Executive has been advised by this writing that: (a) Executive should consult with an attorney prior to executing this Agreement; (b) Executive has had more than twenty-one (21) days within which to consider this Agreement; (c) Executive has seven (7) days following Executive’s execution of this Agreement to revoke this Agreement; (d) this Agreement shall not be effective until after the revocation period has expired; and (e) nothing in this Agreement prevents or precludes Executive from challenging or seeking a determination in good faith of the validity of this waiver under the ADEA, nor does it impose any condition precedent, penalties, or costs for doing so, unless specifically authorized by federal law. Executive acknowledges and understands that revocation must be accomplished by a written notification to the Company’s and Parent’s undersigned that is received prior to the Confirmatory Release Effective Date. The Parties agree that changes, whether material or immaterial, do not restart the running of the 21-day period.
4.
Arbitration. THE PARTIES AGREE THAT ANY AND ALL DISPUTES ARISING OUT OF THE TERMS OF THIS AGREEMENT, THEIR INTERPRETATION, EXECUTIVE’S EMPLOYMENT WITH THE COMPANY OR THE TERMS THEREOF, AND ANY OF THE MATTERS HEREIN RELEASED, SHALL BE SUBJECT TO BINDING ARBITRATION UNDER THE FEDERAL ARBITRATION ACT (THE “FAA”). THE FAA’S SUBSTANTIVE AND PROCEDURAL RULES SHALL GOVERN AND APPLY TO THIS ARBITRATION AGREEMENT WITH FULL FORCE AND EFFECT, AND ANY STATE COURT OF COMPETENT JURISDICTION MAY STAY PROCEEDINGS PENDING ARBITRATION OR COMPEL ARBITRATION IN THE SAME MANNER AS A FEDERAL COURT UNDER THE FAA. EXECUTIVE AGREES THAT, TO THE FULLEST EXTENT PERMITTED BY LAW, EXECUTIVE MAY BRING ANY SUCH ARBITRATION PROCEEDING ONLY IN EXECUTIVE’S INDIVIDUAL CAPACITY. ANY ARBITRATION WILL OCCUR IN THE COUNTY IN THE STATE OF MICHIGAN WHERE EXECUTIVE PERFORMED WORK FOR THE COMPANY, BEFORE JAMS, PURSUANT TO ITS EMPLOYMENT ARBITRATION RULES & PROCEDURES (“JAMS RULES”), EXCEPT AS EXPRESSLY PROVIDED IN THIS SECTION. THE PARTIES AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO DECIDE ANY MOTIONS BROUGHT BY ANY PARTY TO THE ARBITRATION, INCLUDING MOTIONS FOR SUMMARY JUDGMENT AND/OR ADJUDICATION, AND MOTIONS TO DISMISS AND DEMURRERS, APPLYING THE STANDARDS SET FORTH UNDER THE MICHIGAN CIVIL RULES. THE PARTIES AGREE that the arbitrator shall issue a written decision on the merits. THE PARTIES ALSO AGREE THAT THE ARBITRATOR SHALL HAVE THE POWER TO AWARD ANY REMEDIES AVAILABLE UNDER APPLICABLE LAW, AND THAT THE ARBITRATOR MAY AWARD ATTORNEYS’ FEES AND COSTS TO THE PREVAILING PARTY, WHERE PERMITTED BY APPLICABLE LAW. THE ARBITRATOR MAY GRANT INJUNCTIONS AND OTHER RELIEF IN SUCH DISPUTES. THE ARBITRATOR SHALL APPLY SUBSTANTIVE MICHIGAN LAW TO ANY DISPUTE OR CLAIM, WITHOUT REFERENCE TO ANY CONFLICT-OF-LAW PROVISIONS OF ANY JURISDICTION. THE DECISION OF THE ARBITRATOR SHALL BE FINAL, CONCLUSIVE, AND BINDING ON THE PARTIES TO THE ARBITRATION. THE PARTIES AGREE THAT THE PREVAILING PARTY IN ANY ARBITRATION SHALL BE ENTITLED TO INJUNCTIVE RELIEF IN ANY COURT OF COMPETENT JURISDICTION TO ENFORCE THE ARBITRATION AWARD. THE PARTIES TO THE ARBITRATION SHALL EACH PAY AN EQUAL SHARE OF THE COSTS AND EXPENSES OF SUCH ARBITRATION, AND EACH PARTY SHALL SEPARATELY PAY FOR ITS RESPECTIVE COUNSEL FEES AND EXPENSES; PROVIDED, HOWEVER, THAT THE ARBITRATOR SHALL AWARD ATTORNEYS’ FEES AND

COSTS TO THE PREVAILING PARTY, EXCEPT AS PROHIBITED BY LAW. THE PARTIES HEREBY AGREE TO WAIVE THEIR RIGHT TO HAVE ANY DISPUTE BETWEEN THEM RESOLVED IN A COURT OF LAW BY A JUDGE OR JURY. NOTWITHSTANDING THE FOREGOING, THIS SECTION WILL NOT PREVENT EITHER PARTY FROM SEEKING INJUNCTIVE RELIEF (OR ANY OTHER PROVISIONAL REMEDY) FROM ANY COURT HAVING JURISDICTION OVER THE PARTIES AND THE SUBJECT MATTER OF THEIR DISPUTE RELATING TO THIS AGREEMENT AND THE AGREEMENTS INCORPORATED HEREIN BY REFERENCE. SHOULD ANY PART OF THE ARBITRATION AGREEMENT CONTAINED IN THIS PARAGRAPH CONFLICT WITH ANY OTHER ARBITRATION AGREEMENT BETWEEN THE PARTIES, THE PARTIES AGREE THAT THIS ARBITRATION AGREEMENT SHALL GOVERN.
5.
Return of Property. Executive’s signature below constitutes Executive’s certification under penalty of perjury that Executive has returned all Company and Parent property and information, and, to the extent any additional copies of Company and Parent property or information is on Executive’s personal devices or storage spaces, Executive has taken all necessary steps to permanently delete or destroy all such property and documents from such locations, with the exception of a copy of any Employee Handbook and personnel documents specifically relating to Executive, which Executive may keep.
6.
Breach. In addition to the rights provided in the “Attorneys’ Fees” Section below and within the Transition Agreement, Executive acknowledges and agrees that any material breach of this Agreement, unless such breach constitutes a legal action by Executive challenging or seeking a determination in good faith of the validity of the waiver herein under the ADEA, the Transition Agreement or the Confidentiality Agreement, shall entitle Parent or the Company to immediately to recover and/or cease providing the consideration provided to Executive under the Transition Agreement and this Agreement and to obtain damages, except as provided by law.
7.
Entire Agreement. This Agreement (together with the Transition Agreement) a represents the entire agreement and understanding between the Parties concerning the subject matter of this Agreement and Executive’s termination and the events leading thereto and associated therewith, and supersedes and replaces any and all prior agreements and understandings concerning the subject matter of this Transition Agreement and Executive’s relationship(s) with Parent and the Company, including the Employment Agreement (as modified by this Transition Agreement), but with the exception of the Confidentiality Agreement, the Parent Equity Agreements, the Company Equity Agreements, the Indemnification Agreement, the Insider Trading Policy and the Clawback Policy.
8.
No Cooperation. Subject to the Protected Activity provision, Executive agrees that Executive will not knowingly encourage, counsel, or assist any attorneys or their clients in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints by any third party against any of the Releasees, unless under a subpoena or other court order to do so or upon written request from an administrative agency or the legislature. Executive agrees both to immediately notify OneStream upon receipt of any such subpoena or court order or written request from an administrative agency or the legislature, and to furnish, within three (3) business days of its receipt, a copy of such subpoena or other court order or written request from an administrative agency or the legislature. If approached by anyone for counsel or assistance in the presentation or prosecution of any disputes, differences, grievances, claims, charges, or complaints against any of the Releasees, Executive shall state no more than that Executive cannot provide counsel or assistance.

9.
Protected Activity Not Prohibited. Executive understands that nothing in this Agreement shall in any way limit or prohibit Executive from engaging in any Protected Activity. Protected Activity includes: (i) filing and/or pursuing a charge, complaint, or report with, or otherwise communicating, cooperating, or participating in any investigation or proceeding that may be conducted by any federal, state or local government agency or commission, including the Securities and Exchange Commission, the Equal Employment Opportunity Commission, and the Occupational Safety and Health Administration (“Government Agencies”); and/or (ii) discussing or disclosing information about unlawful acts in the workplace, such as harassment or discrimination or any other conduct that Executive has reason to believe is unlawful. Notwithstanding the foregoing, Executive agrees to take all reasonable precautions to prevent any unauthorized use or disclosure of any Company or Parent trade secrets, proprietary information, or confidential information that does not involve unlawful acts in the workplace or the activity otherwise protected herein. Executive further understands that Protected Activity does not include the disclosure of any Company or Parent attorney-client privileged communications or attorney work product. Finally, nothing in this Agreement constitutes a waiver of any rights Executive may have under the Sarbanes-Oxley Act.
10.
Nondisparagement. Subject to the Protected Activity provision above, Executive agrees to refrain from any disparagement, defamation, libel, or slander of any of the Releasees, and agrees to refrain from any tortious interference with the contracts and relationships of any of the Releasees. The Company and Parent agree to instruct the members of their boards of directors and their C-suite executives to not disparage Executive for so long as such board members or executives remain employed or engaged as directors by the Company or Parent (as applicable).
11.
No Admission of Liability. Executive understands and acknowledges that with respect to all claims released herein, this Agreement constitutes a compromise and settlement of any and all actual or potential disputed claims by Executive unless such claims were explicitly not released by the release in this Agreement. No action taken by Parent or the Company hereto, either previously or in connection with this Agreement, shall be deemed or construed to be (a) an admission of the truth or falsity of any actual or potential claims or (b) an acknowledgment or admission by Parent or the Company of any fault or liability whatsoever to Executive or to any third party.
12.
Costs. The Parties shall each bear their own costs, attorneys’ fees, and other fees incurred in connection with the preparation of this Agreement.
13.
Authority. Parent and the Company represent and warrant that the undersigned has the authority to act on behalf of Parent and the Company (as applicable) and to bind Parent and the Company and all who may claim through it to the terms and conditions of this Agreement. Executive represents and warrants that Executive has the capacity to act on Executive’s own behalf and on behalf of all who might claim through Executive to bind them to the terms and conditions of this Agreement. Each Party warrants and represents that there are no liens or claims of lien or assignments in law or equity or otherwise of or against any of the claims or causes of action released herein.
14.
Severability. If any provision or any portion of any provision hereof or any surviving agreement made a part hereof becomes or is declared by a court of competent jurisdiction or arbitrator to be illegal, unenforceable, or void, this Agreement shall continue in full force and effect without said provision or portion of provision.
15.
Attorneys’ Fees. If either Party brings an action to enforce or effect its rights under this Agreement, the prevailing Party shall be entitled to recover its costs and expenses, including the costs of mediation, arbitration, litigation, court fees, and reasonable attorneys’ fees incurred in connection with such an action.

16.
No Oral Modification. This Agreement may only be amended in a writing signed by Executive and the Chief Executive Officer of OneStream.
17.
Governing Law. This Agreement shall be governed by the laws of the State of Michigan, without regard for choice-of-law provisions. Executive consents to personal and exclusive jurisdiction and venue in the State of Michigan.
18.
Confirmatory Release Effective Date. Executive understands that this Agreement shall be null and void if not executed by Executive within the later of (i) five (5) business days after the Separation Date and (ii) twenty-one (21) calendar days after Executive’s receipt of the Transition Agreement. In the event Executive signs this Agreement and returns it to Parent and the Company in less than the greater of the two periods identified above, Executive hereby acknowledges that Executive has knowingly and voluntarily chosen to waive the time period allotted for considering this Agreement. Each Party has seven (7) days after that Party signs this Agreement to revoke it. This Agreement will become effective on the eighth (8th) day after Executive signed this Agreement, so long as it has been signed by the Parties and has not been revoked by either Party before that date (the “Confirmatory Release Effective Date”).
19.
Counterparts. This Agreement may be executed in counterparts and each counterpart shall be deemed an original and all of which counterparts taken together shall have the same force and effect as an original and shall constitute an effective, binding agreement on the part of each of the undersigned. The counterparts of this Agreement may be executed and delivered by facsimile, photo, email PDF, or other electronic transmission or signature.
20.
Voluntary Execution of Agreement; No Representations. Executive understands and agrees that Executive executed this Agreement voluntarily, without any duress or undue influence on the part or behalf of Parent, the Company, or any third party, with the full intent of releasing all of Executive’s claims against Parent, the Company, and any of the other Releasees. Executive represents that Executive has been represented in the preparation, negotiation, and execution of this Agreement by legal counsel of Executive’s own choice or has elected not to retain legal counsel. Executive further represents that Executive has carefully read this Agreement and understands terms and consequences and legal and binding effect of this Agreement and of the releases it contains. Executive has not relied upon any representations or statements made by Parent or the Company that are not specifically set forth in this Agreement.

(Intentionally blank; signature page follows)

IN WITNESS WHEREOF, the Parties have executed this Agreement on the respective dates set forth below.

EXECUTIVE, an individual

Dated:
William Koefoed

PARENT

Dated:
By: Tom Shea
Its: Chief Executive Officer

COMPANY

Dated:
By: Tom Shea
Its: Chief Executive Officer

[Signature Page to Confirmatory Release Agreement]